SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2003

                            The Coffee Exchange, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                  Commission File # 000-50228                33-0967974
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(State or other                                               (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

23 Corporate Plaza, Suite 180, Newport Beach, California                  92660
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (949) 720-7320
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          (Former name or former address, if changed since last report)



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Item 4. Changes in the Registrant's Certifying Public Accountant

On March 27, 2003, the Registrant's Board of Directors, voted to replace its independent accountant, Merdinger, Fruchter, Rosen & Company, P.C., ("MFRC"). Effective as of March 27, 2003, the Registrant's new independent accountant is Stonefield Josephson, Inc., certified public accountants ("Stonefield Josephson"). The Registrant retained the accounting firm of Stonefield Josephson, Inc. on March 27, 2003, to make an examination of the financial statements of the Company for the 2002 fiscal year. The Registrant authorized MFRC to respond fully to any inquiries from Stonefield Josephson and to make its work papers available to Stonefield Josephson.

The reports of MFRC from March 5, 2001, the date of the Registrant's inception, through March 27, 2003, did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to the certainty, audit scope or accounting principles. During March 5, 2001 through March 27, 2003, there were no disagreements between the Registrant and MFRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Stonefield Josephson, the Registrant did not consult with Stonefield Josephson regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. In addition, during March 5, 2001 through March 27, 2003, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.

Item 5.  Other Events

On March 27, 2003, we entered into an agreement with Laguna Capital Group, LLC, a California limited liability company, ("Laguna") to provide us with funds which will assist us in realizing our business objectives. We issued a convertible debenture to Laguna for $100,000 at 8% annual interest. That amount can be converted into shares of our common stock at the market price if a market for our stock develops and if the principal remains unpaid on March 27, 2004, the maturity date of the convertible debenture.

Item 7. Financial Statements and Exhibits

Index to Exhibits
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16.1     Letter from MFRC Accountancy Corporation, certified public accountants, to the Securities and Exchange Commission.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          The Coffee Exchange, Inc.


March 27, 2003                   By:      /s/ George Sines
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                                          George Sines, President